SUPPLEMENT DATED JUNE 26, 2024 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco International Diversified Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective December 31, 2024:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Manager	Title	Length of Service on the Fund
Robert B. Dunphy, CFA	Portfolio Manager	2023

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Robert B. Dunphy, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Dunphy was associated with OppenheimerFunds, a global asset management firm, since 2004.
More information on the portfolio manager may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio manager’s investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
Effective December 31, 2024, George R. Evans will no longer serve as a Portfolio Manager of the Fund. At that time, all references to Mr. Evans will be deemed to be removed from the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information.
O-IDIV-SUMSTATSAI-SUP 062624